STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund
                  Standish Small Cap Tax-Sensitive Equity Fund
                       Standish Tax-Sensitive Equity Fund

                   Financial Statements for the Period Ended
                               September 30, 1996

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                              Financial Statements
                               Table of Contents


                                                               Page
Chairman's Message ..............................................3
Selected Financial Information ..................................4
Performance Highlights ..........................................5
Management Discussion:
     Standish Massachusetts Intermediate Tax Exempt Bond Fund ...6,7
     Standish Intermediate Tax Exempt Bond Fund .................6,7
     Standish Small Cap Tax-Sensitive Equity Fund ...............8
     Standish Tax-Sensitive Equity Fund .........................9
Statements of Assets and Liabilities ............................10
Statements of Operations ........................................11,12
Statements of Changes in Net Assets .............................13,14,15
Financial Highlights
     Standish Massachusetts Intermediate Tax Exempt Bond Fund ...16
     Standish Intermediate Tax Exempt Bond Fund .................17
     Standish Small Cap Tax-Sensitive Equity Fund ...............18
     Standish Tax-Sensitive Equity Fund .........................19
Portfolio of Investments
     Standish Massachusetts Intermediate Tax Exempt Bond Fund ...20
     Standish Intermediate Tax Exempt Bond Fund .................23
     Standish Small Cap Tax-Sensitive Equity Fund ...............27
     Standish Tax-Sensitive Equity Fund .........................31
Notes to Financial Statements ...................................34
Report of Independent Accountants ...............................39

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message
October 18, 1996


Dear Standish, Ayer & Wood Investment Trust Shareholder: Enclosed you will find the annual financial statements for the Standish Intermediate Tax Exempt Bond Fund, the Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Standish Tax-Sensitive Equity Fund, and the Standish Small Cap Tax-Sensitive Equity Fund. We are providing a combined report for these funds to reduce redundant reporting and to supply the financial reporting related to our tax managed investment capabilities in one comprehensive document.
These four funds have combined net assets of $77 million. The two tax-sensitive funds have only been in operation since the beginning of 1996. In all cases, the investment advisor is Standish, Ayer & Wood.
As of September 1996, Standish, Ayer & Wood managed assets for its clients of $29 billion, including the Standish mutual fund assets of $4 billion. The principal clients of the firm are corporate pension trusts, insurance companies, endowments and foundations, and high net worth individuals. The firm remains independent and is owned by investment professionals active in the operation of the business. At mid year 1996, David W. Murray, the Treasurer of both Standish, Ayer & Wood and the Standish, Ayer & Wood Investment Trust, elected to take early retirement and James E. Hollis was elected interim Treasurer of the Trust. We are grateful to Dave for twenty-two years of distinguished service to Standish. There have been no other material changes in the structure of the firm or its key personnel.
During the nine months of operation of the tax-sensitive equity funds, U.S. equity markets have been very strong with the Standard & Poor's 500 Index registering a total return of 13.50% and the Russell 2000 Index registering a total return of 10.77%. Tax exempt bond market returns during this period, as measured by a combination of the Lehman Municipal 3, 5, 7 and 10 year indices, have been a mundane 2.11%. These municipal results have been relatively better than those of most other fixed income sectors, as flat tax concerns have subsided and municipal supply has been constrained.
The tax-sensitive equity funds have the objective of providing favorable after tax returns through limited turnover and attempts to mitigate the amount of realized capital gains. At Standish, we have noted for some time the adverse impact for taxable investors of high portfolio turnover which triggers capital gains, possibly including short-term gains that may result in an even greater tax liability for investors. We believe there is a major opportunity to improve after tax returns by limiting the portfolio turnover and managing the recognition of capital gains.
During the last year, we at Standish have added resources to both investment research and shareholder servicing. We appreciate the opportunity to serve you and hope you will find the attached information helpful. We remain confident that we have the resources and the organization to do a superior job, and we will be working hard to fulfill your expectations in the years ahead.

Sincerely yours,


Edward H. Ladd
Chairman

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         Selected Financial Information
                     for the period ended September 30, 1996


                                                              Standish
                                                            Massachusetts       Standish         Standish
                                                             Intermediate     Intermediate       Small Cap          Standish
                                                             Tax Exempt       Tax Exempt      Tax-Sensitive        Tax-Sensitive
                                                             Bond Fund (a)      Bond Fund (a)  Equity Fund (b)    Equity Fund (b)
                                                            -----------------  --------------  ---------------- ---------------

     Net asset value - beginning of period                        $21.02          $21.40            $20.00          $20.00

Income from investment operations

     Net investment income *                                        0.74            0.79              0.04            0.28
     Net realized and unrealized gain (loss)                       (0.39)          (0.28)             3.55            3.50
                                                            -----------------  --------------  ---------------- ---------------
     Total from investment operations                               0.35            0.51              3.59            3.78
                                                            -----------------  --------------  ---------------- ---------------

Less distributions declared to shareholders

     From net investment income                                    (0.74)          (0.79)            (0.02)          (0.18)
                                                            -----------------  --------------  ---------------- ---------------
     Net asset value - end of period                              $20.63          $21.12            $23.57          $23.60
                                                            =================  ==============  ================ ===============

Total return                                                        1.70%           2.43%            17.95%          18.97%

Ratios to average net assets

     Expenses *t                                                    0.65%           0.65%             0.00%           0.00%
     Net investment income *t                                       4.78%           4.99%             0.41%           2.27%
Net assets at end of period (000 omitted)                        $32,136         $34,843            $6,896          $2,843

Portfolio turnover                                                    35%             43%               57%             17%
Average broker commission paid per share                            -               -              $0.1058            $0.0419


* The Investment Adviser voluntarily did not impose a portion of its fee and reimbursed the Funds for their operating expenses. Please refer to the Financial Highlights on pages 16 to 19 for additional disclosure regarding these ratios.
t Computed on an  annualized  basis
(a) For the nine months ended  September 30, 1996.
(b) For the period January 2, 1996, commencement of investment operations, through September 30, 1996.


                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             Performance Highlights
                     for the period ended September 30, 1996


                                                                                     Total Return
-------------------------------------------------------------------------            -----------------
Tax Exempt Bond Funds (a)
     Standish Mass. Intermediate Tax Exempt Fund                                           1.70%
     Standish Intermediate Tax Exempt Bond Fund                                            2.43%
     Lehman Muni 3-5-7-10 Index                                                            2.11%
Tax-Sensitive Equity Funds (b)
     Standish Tax-Sensitive Small Capitalization Equity Fund                              17.95%
     Russell 2000 Index                                                                   10.77%
     Standish Tax-Sensitive Equity Fund                                                   18.97%
     S&P 500 Index                                                                        13.50%



 (a) For the nine months ended September 30, 1996.
 (b) For the period January 2, 1996 through September 30, 1996.



         The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

         The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.

         Lehman Brothers State General Obligation Bond 3, 5, 7, and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes approximately 1,800 bonds (rated A or better, including bonds in the following sectors: state general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

         Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund

Management Discussion & Analysis

The bond markets have suffered through a dismal year thus far in 1996. Thankfully, municipals have been perhaps the best performing sector in domestic fixed income. The Standish Intermediate Tax Exempt Bond Fund has produced a total return of 2.43% (after a fee reduction) for the year-to-date period through September 30, 1996, well ahead of the benchmark performance index (Lehman Muni 3-5-7-10) return of 2.11%, while the Standish Massachusetts Intermediate Tax Exempt Bond Fund has produced a total return of 1.70% (after a fee reduction) for the year-to-date, trailing the same index.

Most of 1996 witnessed reports showing economic growth to be stronger than the market anticipated. This, of course, led to fears of inflation and the expectation that the Federal Reserve would raise short term interest rates. Consequently, bond prices declined and volatility was high. The year-to-date taxable bond market performance as represented by the Lehman Aggregate Index and the Lehman Government/Corporate Bond Index was below the tax exempt market at 1.84% and 1.77% respectively. Municipal bonds, however, proved to be far more resilient than most taxable fixed income sectors. As fears of a "flat tax" waned and municipal new issue supply remained modest, interest rates on tax-exempt securities rose far less than those of Treasuries. Yield spreads between top quality and lower quality paper also compressed during the year.

Standish Intermediate Tax Exempt Bond Fund
The fund underperformed in the first quarter of 1996, as we extended duration into what turned out to be a significant market decline. By the second quarter, however, performance had turned around. Several actions have helped make this a successful year. Our increased exposure to California and New York credits has benefited the fund, as stabilizing credit quality resulted in good performance for these sectors. Our overweighting in "BBB" rated paper contributed significantly as quality spreads tightened. We added to our housing bond exposure as well, choosing bonds which have above market yields as well as defensive characteristics. Finally, we have reduced the cost of trading by using futures contracts to manage duration more effectively.

Standish Massachusetts Intermediate Tax Exempt Bond Fund
The Massachusetts market has underperformed the national municipal market this year. Some states have benefited more from the strong national economic recovery than has Massachusetts. Further, the hospital sector of the market remains troubled, and the Massachusetts municipal market has a significant number of health care credits. Nevertheless, when considering the heavy tax burden applied to unearned income in the state, Massachusetts double tax-exempt bonds have still proven to be an excellent choice in terms of after-tax returns in the bond market.

During 1996, we have maintained our philosophy of not making major interest rate bets, preferring instead to identify securities which appear to be undervalued through research and trading. In addition, we have taken two steps to improve the performance of the fund. We have increased our exposure to housing bonds, choosing securities which we believe have above average yields as well as defensive characteristics. Also, we have employed the use of futures contracts to manage the portfolio's duration in a much more cost-effective manner (i.e. reducing the number of trades and the bid-to-ask spread necessary to adjust duration).



Raymond J. Kubiak                               Maria D. Furman

                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund
                   Standish Intermediate Tax Exempt Bond Fund
            Comparison of Change in Value of $100,000 Investment in
           Standish Massachusetts Intermediate Tax Exempt Bond Fund,
 Standish Intermediate Tax Exempt Bond Fund and the Lehman Muni 3-5-7-10 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund compared with the Lehman Muni 3-5-7-10 Index for the period November 2, 1992 to September 30, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, three year, and since inception.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

Management Discussion & Analysis

Small cap stocks have proven to be an extremely volatile asset class in 1996. After a slow start, small caps rose very sharply in late spring, peaked in May, and dropped abruptly through July. Peak to trough declines were some 30%. August began a recovery which was not sustained in September. For the period from January 2, 1996 (commencement of investment operations) to September 30, 1996, the Standish Small Cap Tax-Sensitive Equity Fund gained 17.95%, after expense reimbursement, compared to a gain of 10.77% for the Russell 2000 Index of Small Cap Stocks.

Early in 1996 performance benefited from the smaller size of the companies in the fund, as well as the fund's aggressive growth orientation. Similarly, during the severe correction and subsequent slow recovery, these characteristics penalized fund performance. Quarterly performance contribution was strongest in the technology sector. Offsetting the good technology performance were poor returns on consumer and health care stocks.

We continue to concentrate investments in rapidly growing, high quality smaller companies with strong business positions. This leads to an emphasis on the higher growth sectors, particularly the innovative areas of health care, technology and business services. We invest in companies with a minimum of 20% growth, very strong balance sheets, and leadership positions within their operating niches.

We believe 1996 will prove to be a reasonable year for small cap stocks despite their volatility. We are happy to report that, as of September 30, the fund had no reportable realized capital gains to distribute to shareholders and has recognized capital losses which may be used by the fund to offset future realized capital gains, if any. We thank you for your support and interest in the Small Cap Tax-Sensitive Fund.


Nicholas S. Battelle

     Comparison of Chnage in Value of $100,000 Investment in Standish Small
              Cap Tax-Sensitive Equity Fund and the S&P 500 Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Small Cap Tax-Sensitive Equity Fund compared with the S&P 500 Index for the period January 2, 1996 to September 30, 1996, based upon a $100,000 investment. Also included is the average annual total return since inception.

         STANDISH, AYER & WOOD INVESTMENT TRUST

                Standish Tax-Sensitive Equity Fund

Management Discussion & Analysis

The returns from the stocks of large U.S. companies were excellent during the first nine months of 1996, with the Standard and Poor's 500 Index up 13.50% for the period. The Tax-Sensitive Equity Fund returned 18.97%, after expense reimbursement, for this period, beating this benchmark by 5.47%.

Returns for the first nine months of 1996 were driven by an economy which continued to grow steadily and without a hint of the inflation which is so devastating to equity markets. Several market sectors did extremely well. Optimistic consumers, almost fully employed, continued to spend and retail stocks performed quite well. The technology sector was mixed but generally strong, while selected banks and insurance companies showed reasonable earnings growth. Interest sensitive stocks, such as telephone and electric utilities, did poorly as interest rates rose.

Returns for the Tax-Sensitive Equity Fund were driven by individual stock selection rather then heavy weightings in favored S&P sectors. The fund's best returns were achieved by Consolidated Stores, a retail liquidator, which was up 100%, and American Travellers, a major insurer of nursing home stays, which rose 67%. Our worst disappointment came in Teradyne, as investors pounded semiconductor and capital equipment stocks. But the fund did participate in the surge experienced by other technology stocks as Adaptec, Compaq, Hewlett, Intel, IBM and Varian were up an average of 28%.

We are happy to report that, as of September 30, our fund had no reportable realized capital gains to distribute to shareholders and has recognized capital losses which may be used by the fund to offset future realized capital gains, if any. There will be a dividend payment, but returns will not be reduced by further capital gains taxes.




Laurence A. Manchester

        Comparison of Chnage in Value of $100,000 Investment in Standish
                Tax-Sensitive Equity Fund and the S&P 500 Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Tax-Sensitive Equity Fund compared with the S&P 500 Index for the period January 2, 1996 to September 30, 1996, based upon a $100,000 investment. Also included is the average annual total return since inception.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                      Statements of Assets and Liabilities
                               September 30, 1996


                                                       Massachusetts
                                                        Intermediate       Intermediate       Small Cap
                                                         Tax Exempt         Tax Exempt      Tax-Sensitive    Tax-Sensitive
                                                         Bond Fund          Bond Fund        Equity Fund      Equity Fund
---------------------------------------------------   -----------------    -------------    --------------   ---------------

Assets:

    Investments, at value (Note 1A) *               $       31,908,048   $   35,036,341   $     6,720,966  $      2,782,028
    Cash                                                             -                -           143,995            36,592
    Receivable for investments sold                                  -                -           258,450                 -
    Receivable for fund shares sold                                  -                -           152,665             2,618
    Dividends & interest receivable                            489,513          545,442             1,966             3,126
    Deferred organization expense (Note 1E)                      3,092            4,163            16,073            16,082
    Receivable from investment advisor (Note 3)                      -                -            23,523            21,425
                                                      -----------------    -------------    --------------   ---------------

       Total assets                                         32,400,653       35,585,946         7,317,638         2,861,871
                                                      -----------------    -------------    --------------   ---------------

Liabilities:

    Distributions Payable                                       87,631           90,225                 -                 -
    Payable for investments purchased                                -           97,050           403,754                 -
    Payable for daily variation margin on open
       financial futures contracts (Note 7)                      2,938            1,188                 -                 -
    Payable for Delayed Delivery Transactions (Note 8)               -          507,035                 -                 -
    Payable for fund shares redeemed                           125,000            2,500                 -                 -
    Accrued custodian fee                                       16,844           17,162             8,881            10,470
    Accrued investment advisory fee (Note 3)                    24,870           19,444                 -                 -
    Accrued trustee fees (Note 3)                                  620              652                94                49
    Other accrued expenses and other liabilities                 6,667            7,978             9,042             8,410
                                                      -----------------    -------------    --------------   ---------------

       Total Liabilities                                       264,570          743,234           421,771            18,929
                                                      -----------------    -------------    --------------   ---------------

Net assets                                          $       32,136,083   $   34,842,712   $     6,895,867  $      2,842,942
                                                      =================    =============    ==============   ===============

Net assets consist of:

    Paid-in capital                                 $       32,411,904   $   34,179,759   $     6,820,711  $      2,538,959
    Accumulated undistributed net investment income                  -                -             5,180            12,585
    Accumulated net realized investment gain (loss)           (587,756)          18,747          (289,040)          (21,876)
    Net unrealized appreciation                                311,935          644,206           359,016           313,274
                                                      -----------------    -------------    --------------   ---------------

Net Assets                                          $       32,136,083   $   34,842,712   $     6,895,867  $      2,842,942
                                                      =================    =============    ==============   ===============

Shares of beneficial interest outstanding                    1,557,795        1,649,638           292,564           120,446
                                                      =================    =============    ==============   ===============

Net asset value, offering price,
and redemption price per share                      $           20.63      $      21.12   $          23.5  $          23.60
                                                      =================    =============    ==============   ===============
    (Net assets/Shares outstanding)

*   Identified cost of investments                  $       31,629,887   $   34,401,415   $     6,361,949  $      2,468,754
                                                      =================    =============    ==============   ===============


                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            Statements of Operations
                     For the Period Ended September 30, 1996


                                                           Massachusetts
                                                            Intermediate       Intermediate       Small Cap
                                                             Tax Exempt         Tax Exempt      Tax-Sensitive      Tax-Sensitive
                                                           Bond Fund (a)       Bond Fund (a)    Equity Fund (b)    Equity Fund (b)
------------------------------------------------------    -----------------    ---------------  -----------------  --------------

Investment Income

     Interest income                                    $        1,327,319   $    1,378,131   $          6,588   $         2,877
     Dividend income                                                     -                -              2,631            25,160
                                                          -----------------    -------------    ---------------    --------------

        Total investment income                                  1,327,319        1,378,131              9,219            28,037
                                                          -----------------    -------------    ---------------    --------------

Expenses

     Investment advisory fee (Note 3)                               98,478           98,399             13,510             6,161
     Trustee fees (Note 3)                                           1,114            1,158                123                65
     Accounting, custody and transfer agent fees                    58,060           60,894             37,783            30,741
     Registration costs                                                466           12,774              2,184             2,366
     Audit services                                                 12,104           16,692             18,717            18,717
     Legal fees                                                      6,412            5,243              2,433             2,433
     Amortization of organization costs                              2,161            2,915              2,802             2,802
     Miscellaneous                                                     719            2,582                 10               320
                                                          -----------------    -------------    ---------------    --------------

        Total Expenses                                             179,514          200,657             77,562            63,605
                                                          -----------------    -------------    ---------------    --------------

Deduct:
     Waiver of investment advisory fee                              20,375           41,685             13,510             6,161
     Reimbursement of Fund operating expenses                            -                -             64,052            57,444
                                                          -----------------    -------------    ---------------    --------------
        Total waiver of investment advisory fee and
           reimbursement of operating expenses                      20,375           41,685             77,562            63,605
                                                          -----------------    -------------    ---------------    --------------

     Net expenses                                                  159,139          158,972                  0                 0
                                                          -----------------    -------------    ---------------    --------------

Net investment income                                            1,168,180        1,219,159              9,219            28,037
                                                          -----------------    -------------    ---------------    --------------

Realized and unrealized gain (loss):

     Net realized gain (loss)
        Investment securities                                       71,451           57,082           (289,040)          (21,876)
        Financial futures                                          (50,933)          (3,947)                 -                 -
                                                          -----------------    -------------    ---------------    --------------

        Net realized gain (loss)                                    20,518           53,135           (289,040)          (21,876)

     Change in net unrealized appreciation (depreciation)
        Investment securities                                     (664,889)        (468,693)           359,016           313,274
        Financial futures                                           33,774            9,280                  -                 -
                                                          -----------------    -------------    ---------------    --------------

        Change in net unrealized appreciation (depreciation)      (631,115)        (459,413)           359,016           313,274

        Net realized and unrealized gain (loss)                   (610,597)        (406,278)            69,976           291,398
                                                          -----------------    -------------    ---------------    --------------

        Net increase in net assets from operations      $          557,583   $      812,881   $         79,195   $       319,435
                                                          =================    =============    ===============    ==============

(a)  For the nine months ended September 30, 1996.
(b)  For the period January 2, 1996, commencement of investment operations, through September 30, 1996.



                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            Statements of Operations
                      For the Year Ended December 31, 1995


                                                           Massachusetts
                                                            Intermediate       Intermediate
                                                             Tax Exempt         Tax Exempt
                                                             Bond Fund          Bond Fund
------------------------------------------------------    -----------------    -------------

Investment Income

     Interest income                                    $        1,653,234   $    1,550,770
     Dividend income                                                     -                -
                                                          -----------------    -------------

        Total investment income                                  1,653,234        1,550,770
                                                          -----------------    -------------

Expenses

     Investment advisory fee (Note 3)                              124,213          115,482
     Trustee fees (Note 3)                                           1,222            1,165
     Accounting, custody and transfer agent fees                    72,031           72,211
     Registration costs                                              3,208           14,414
     Audit services                                                 16,088           15,919
     Legal fees                                                      1,240            1,131
     Amortization of organization costs                              2,850            4,410
     Miscellaneous                                                   2,321              985
                                                          -----------------    -------------

        Total Expenses                                             223,173          225,717
                                                          -----------------    -------------

Deduct:
     Waiver of investment advisory fee                              21,818           38,426
     Reimbursement of Fund operating expenses                            -                -
                                                          -----------------    -------------
        Total waiver of investment advisory fee and
           reimbursement of operating expenses                      21,818           38,426
                                                          -----------------    -------------

     Net expenses                                                  201,355          187,291
                                                          -----------------    -------------

Net investment income                                            1,451,879        1,363,479
                                                          -----------------    -------------

Realized and unrealized gain (loss):

     Net realized gain (loss)
        Investment securities                                     (132,384)         257,404
        Financial futures                                          (11,785)         (57,508)
                                                          -----------------    -------------

        Net realized gain (loss)                                  (144,169)         199,896

     Change in net unrealized appreciation (depreciation)
        Investment securities                                    2,339,720        1,841,975
        Financial futures                                                -                -
                                                          -----------------    -------------

        Change in net unrealized appreciation (depreciation)     2,339,720        1,841,975

        Net realized and unrealized gain (loss)                  2,195,551        2,041,871
                                                          -----------------    -------------

        Net increase in net assets from operations      $        3,647,430   $    3,405,350
                                                          =================    =============



                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets


                                                                Nine Months             Year              Year
                                                                   Ended               Ended              Ended
                                                                  9/30/96             12/31/95          12/31/94
----------------------------------------------------------    -----------------   -----------------   --------------

Increase (decrease) in Net Assets

From Operations:

     Net investment income                                  $        1,168,180  $        1,451,879  $     1,384,665
     Net realized gain (loss)                                           20,518            (144,169)        (464,105)
     Change in net unrealized appreciation (depreciation)             (631,115)          2,339,720       (2,123,372)
                                                              -----------------   -----------------   --------------

     Net increase in net assets from operations                        557,583           3,647,430       (1,202,812)
                                                              -----------------   -----------------   --------------

Distributions to shareholders:

     From net investment income                                     (1,168,180)         (1,451,879)      (1,384,665)
     From realized capital gains                                             -                   -          (10,471)
                                                              -----------------   -----------------   --------------

       Total distributions to shareholders                          (1,168,180)         (1,451,879)      (1,395,136)
                                                              -----------------   -----------------   --------------

Fund share (principal) transactions (Note 5)

     Net proceeds from sale of shares                                7,839,919          10,781,062       10,055,521
     Net asset value of shares issued to shareholders in
       payment of distributions declared                               354,227             371,483          181,704
     Cost of shares redeemed                                        (8,012,503)         (8,558,571)      (9,490,499)
                                                              -----------------   -----------------   --------------

     Increase in net assets from Fund share transactions               181,643           2,593,974          746,726
                                                              -----------------   -----------------   --------------

       Net increase (decrease) in net assets                          (428,954)          4,789,525       (1,851,222)

Net assets:

     Beginning of period                                            32,565,037          27,775,512       29,626,734
                                                              -----------------   -----------------   --------------

     End of period                                          $       32,136,083  $       32,565,037  $    27,775,512
                                                              =================   =================   ==============





                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets



                                                                Nine Months           Year               Year
                                                                   Ended              Ended             Ended
                                                                  9/30/96           12/31/95           12/31/94
------------------------------------------------------------   --------------     --------------     -------------

Increase (decrease) in Net Assets

From Operations:

     Net investment income                                   $     1,219,159    $     1,363,479    $      957,255
     Net realized gain (loss)                                         53,135            199,896          (234,284)
     Change in net unrealized appreciation (depreciation)           (459,413)         1,841,975        (1,284,419)
                                                               --------------     --------------     -------------

     Net increase in net assets from operations                      812,881          3,405,350          (561,448)
                                                               --------------     --------------     -------------

Distributions to shareholders:

     From net investment income                                   (1,219,159)        (1,363,479)         (957,255)
     From realized capital gains                                           -                  -           (18,500)
                                                               --------------     --------------     -------------

       Total distributions to shareholders                        (1,219,159)        (1,363,479)         (975,755)
                                                               --------------     --------------     -------------

Fund share (principal) transactions (Note 5)

     Net proceeds from sale of shares                             11,111,750         16,771,357        12,559,281
     Net asset value of shares issued to shareholders in
       payment of distributions declared                             428,110            316,498           225,637
     Cost of shares redeemed                                      (9,156,263)        (6,778,640)       (7,865,733)
                                                               --------------     --------------     -------------

     Increase in net assets from Fund share transactions           2,383,597         10,309,215         4,919,185
                                                               --------------     --------------     -------------

       Net increase (decrease) in net assets                       1,977,319         12,351,086         3,381,982

Net assets:

     Beginning of period                                          32,865,393         20,514,307        17,132,325
                                                               --------------     --------------     -------------

     End of period                                           $    34,842,712    $    32,865,393    $   20,514,307
                                                               ==============     ==============     =============




                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       Statements of Changes in Net Assets
                     For the Period Ended September 30, 1996

                                                                   Small Cap
                                                                  Tax-Sensitive      Tax-Sensitive
                                                                  Equity Fund (a)   Equity Fund (a)
--------------------------------------------------------------    ----------------  -----------------

Increase (decrease) in Net Assets

From Operations:

      Net investment income                                     $         9,219   $           28,037
      Net realized gain (loss)                                         (289,040)             (21,876)
      Change in net unrealized appreciation                             359,016              313,274
                                                                  --------------    -----------------

      Net increase in net assets from operations                         79,195              319,435
                                                                  --------------    -----------------

Distributions to shareholders:

      From net investment income                                         (4,039)             (15,453)
                                                                  --------------    -----------------

Fund share (principal) transactions (Note 5)

      Net proceeds from sale of shares                                6,823,260            2,539,035
      Net asset value of shares issued to shareholders in
        payment of distributions declared                                 2,858               14,425
      Cost of shares redeemed                                            (5,407)             (14,500)
                                                                  --------------    -----------------

        Increase in net assets from Fund share transactions           6,820,711            2,538,960
                                                                  --------------    -----------------

           Net increase in net assets                                 6,895,867            2,842,942

Net assets:

      Beginning of period                                                     0                    0
                                                                  --------------    -----------------

      End of period (including undistributed net                $     6,895,867   $        2,842,942
                                                                  ==============    =================
      investment income of $5,180 and $12,585, respectively)


(a)   For the period January 2, 1996, commencement of investment operations, through September 30, 1996.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                              Financial Highlights


                                                   Nine Months Ended                                         November 2, 1992
                                                   September 30, 1996         Year Ended December 31,       (start of business) to
                                                                      -------------------------------------
                                                            (Note 1F)    1995         1994         1993     December 31, 1992*
                                                        -----------   -----------  -----------  ----------- ------------

     Net asset value - beginning of period                  $21.02        $19.55       $21.31       $20.32      $20.00

Income from investment operations

     Net investment income **                                 0.74          0.94         0.94         0.92        0.13
     Net realized and unrealized gain (loss)                 (0.39)         1.47        (1.75)        1.13        0.32
                                                            --------   -----------  -----------  ----------- -----------
     Total from investment operations                         0.35          2.41        (0.81)        2.05        0.45
                                                            --------   -----------  -----------  ----------- -----------

Less distributions declared to shareholders

     From net investment income                              (0.74)        (0.94)       (0.94)       (0.92)      (0.13)
     From realized capital gains                              -             -           (0.01)       (0.14)       -
                                                            --------   -----------  -----------  ----------- -----------
     Total distributions declared to shareholders            (0.74)        (0.94)       (0.95)       (1.06)      (0.13)
                                                            --------   -----------  -----------  ----------- -----------

     Net asset value - end of period                        $20.63        $21.02       $19.55       $21.31      $20.32
                                                            ========   ===========  ===========  =========== ===========

Total return                                                  1.70%        12.64%       (3.84%)      10.24%      13.85t

Ratios (to average net assets)/Supplemental Data

     Expenses **                                              0.65%t         0.65%        0.65%        0.65%       0.65t
     Net investment income **                                 4.78%t         4.71%        4.67%        4.35%       4.05t
Net assets at end of period (000 omitted)                   $32,136       $32,565      $27,776      $29,627      $6,537

Portfolio turnover                                             35%x            77%          84%          94%         31%

** The investment adviser voluntarily did not impose a portion of its investment advisory fee. If this reduction had not been undertaken, the net investment income per share and the ratios would have been:

       Net investment income per share                         $0.72         $0.95        $0.91        $0.86       $0.11
       Ratios (to average net assets):
         Expenses                                               0.73%t         0.72%        0.78%        0.95%       1.37t
         Net investment income                                  4.70%t         4.64%        4.54%        4.05%       3.33t

*    Audited by other auditors
t    Computed on an annualized basis
x    Commencing in fiscal 1996,  securities  which are puttable on demand have been excluded from the portfolio turnover calculation





                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                              Financial Highlights

                                                        Nine Months Ended                                         November 2, 1992
                                                       September 30, 1996          Year Ended December 31,    (start of business) to
                                                                         ------------------------------------
                                                         (Note 1F)              1995         1994        1993    December 31, 1992*
                                                        -------------    -----------  ----------- -----------  ---------------------

    Net asset value - beginning of period                   $21.40          $19.91       $21.44      $20.42          $20.00

Income from investment operations

    Net investment income **                                  0.79            0.98         0.95        0.93            0.14
    Net realized and unrealized gain (loss)                  (0.28)           1.49        (1.51)       1.24            0.42
                                                        -----------     -----------  ----------- -----------  --------------
    Total from investment operations                          0.51            2.47        (0.56)       2.17            0.56
                                                        -----------     -----------  ----------- -----------  --------------

Less distributions declared to shareholders

    From net investment income                               (0.79)          (0.98)       (0.95)      (0.93)          (0.14)
    From realized capital gains                               -               -           (0.02)      (0.22)           -
                                                        -----------     -----------  ----------- -----------  --------------
    Total distributions declared to shareholders             (0.79)          (0.98)       (0.97)      (1.15)          (0.14)
                                                        -----------     -----------  ----------- -----------  --------------

    Net asset value - end of period                         $21.12          $21.40       $19.91      $21.44          $20.42
                                                        ===========     ===========  =========== ===========  ==============

Total return                                                  2.43%          12.65%       (2.68%)     10.78%          17.02t

Ratios (to average net assets)/Supplemental Data

    Expenses **                                               0.65%t          0.65%        0.65%       0.65%           0.65t
    Net investment income **                                  4.99%t          4.75%        4.62%       4.36%           4.16t
Net assets at end of period (000 omitted)                   $34,843         $32,865      $20,514     $17,132          $5,577

Portfolio turnover                                              43%x        140%         157%        126%             62%

** The investment adviser voluntarily did not impose a portion of its investment advisory fee. If this reduction had not been undertaken, the net investment income per share and the ratios would have been:

       Net investment income per share                         $0.76           $0.95        $0.90       $0.85           $0.12
       Ratios (to average net assets):
          Expenses                                              0.82%t          0.79%        0.89%       1.15%           1.47t
          Net investment income                                 4.82%t          4.61%        4.38%       3.86%           3.34t

*   Audited by other auditors
t   Computed on an annualized basis
x   Commencing in fiscal 1996,  securities  which are puttable on demand have been excluded from the portfolio turnover calculation



                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights


                                                                                     For the Period
                                                                                     January 2, 1996
                                                                                    (commencement of
                                                                                   investment operations)
                                                                                    to September 30, 1996
                                                                                 ----------------------------

    Net asset value - beginning of period                                                            $20.00

Income from investment operations

    Net investment income *                                                                            0.04
    Net realized and unrealized gain (loss)                                                            3.55
                                                                                     ------------------------
    Total from investment operations                                                                   3.59
                                                                                     ------------------------

Less distributions declared to shareholders

    From net investment income                                                                        (0.02)
                                                                                     ------------------------
    Total distributions declared to shareholders                                                      (0.02)
                                                                                     ------------------------

    Net asset value - end of period                                                                  $23.57
                                                                                      ========================

Total return                                                                                          17.95%

Ratios (to average net assets)/Supplemental Data

    Expenses *                                                                                         0.00t
    Net investment income *                                                                            0.41t
Net assets at end of period (000 omitted)                                                            $6,896

Portfolio turnover                                                                                       57%
Average broker commission paid per share                                                            $0.1058

*   The investment adviser voluntarily did not impose its investment advisory fee and reimbursed the Fund for its operating expenses.  Had these actions not been undertaken, the net investment income per share and the ratios would have been:

       Net investment loss per share                                                                 ($0.28)
       Ratios (to average net assets):
          Expenses                                                                                     3.45t
          Net investment loss                                                                         (3.04t)

t   Computed on an annualized basis





                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       Standish Tax-Sensitive Equity Fund

                              Financial Highlights

                                                                                    For the Period
                                                                                    January 2, 1996
                                                                                   (commencement of
                                                                                investment operations)
                                                                                 to September 30, 1996
                                                                                  ------------------------

    Net asset value - beginning of period                                                           $20.00

Income from investment operations

    Net investment income *                                                                           0.28
    Net realized and unrealized gain (loss)                                                           3.50
                                                                                  ------------------------
    Total from investment operations                                                                  3.78
                                                                                  ------------------------

Less distributions declared to shareholders

    From net investment income                                                                       (0.18)
                                                                                   ------------------------
    Total distributions declared to shareholders                                                     (0.18)
                                                                                   ------------------------

    Net asset value - end of period                                                                 $23.60
                                                                                   ========================

Total return                                                                                         18.97%

Ratios (to average net assets)/Supplemental Data

    Expenses *                                                                                        0.00%t
    Net investment income *                                                                           2.27%t
Net assets at end of period (000 omitted)                                                            $2,843

Portfolio turnover                                                                                       17%
Average broker commission paid per share                                                             $0.0419

*   The investment adviser voluntarily did not impose its investment advisory fee and reimbursed the Fund for its operating expenses.  Had these actions not been undertaken, the net investment income per share and the ratios would have been:

       Net investment loss per share                                                                ($0.36)
       Ratios (to average net assets):
          Expenses                                                                                    5.15%t
          Net investment loss                                                                        (2.88%t

t   Computed on an annualized basis

                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                               Par                 Value
Security                                                Rate            Maturity              Value              (Note 1A)
---------------------------------------------------   ---------      ---------------      --------------      ----------------

Bonds - 97.5%
---------------------------------------------------

General Obligations - 40.7%
---------------------------------------------------
Amesbury MA State Qualified                                  5.%0      6/01/2003        $       750,000     $         750,000
Brockton MA State Qualified                                  5.55      12/15/2003               270,000               267,975
Brockton MA State Qualified                                  5.65      12/15/2004               300,000               297,750
Brockton MA State Qualified                                  5.70      6/15/2002                160,000               164,200
Brockton MA State Qualified                                  6.13      6/15/2018                250,000               253,438
Commonwealth of Massachusetts                                6.25      7/01/2002                750,000               805,313
Commonwealth of Massachusetts                                6.50      8/01/2001                480,000               516,600
Commonwealth of Massachusetts                                6.90      10/01/2000               200,000               216,750
Commonwealth of Massachusetts                                7.50      12/01/2000               400,000               443,000
Commonwealth of Massachusetts                                7.50      6/01/2004                700,000               810,250
Lawrence MA State Qualified                                  5.13      9/15/2003              1,250,000             1,253,125
Lowell MA State Qualified                                    6.00      8/15/1999                775,000               801,156
Mass Bay Transportation Authority                            6.45      3/01/2000                500,000               529,375
Mass Port Authority                                          5.50      7/01/2003                550,000               569,250
Mass Port Authority                                          7.13      7/01/2012                415,000               420,075
Mass St College Bldg Authority Project                       7.50      5/01/2006                500,000               589,375
Mass St College Bldg Authority Project                       7.50      5/01/2007                250,000               295,938
Massachusetts Bay Transportation Authority                   6.25      3/01/2004                475,000               515,375
Puerto Rico Highway Authority                                6.25      7/01/2004                800,000               869,000
Springfield MA                                               6.25      8/01/2006              1,000,000             1,075,000
University of Mass Building Authority State Guarantee        6.63      5/01/2007              1,000,000             1,105,000
Worcester, MA                                                6.00      7/01/2005                500,000               530,000
                                                                                                              ----------------
                                                                                                                   13,077,945
                                                                                                              ----------------
Housing Revenue - 6.4%
---------------------------------------------------
Mass HFA Residential Development FNMA                        6.50      12/01/2014               695,000               711,506
Mass HFA Residential Development FNMA t                      6.88      11/15/2011               500,000               535,625
Mass HFA Residential Development FNMA                        7.60      12/01/2014               500,000               535,625
Mass HFA Residential Development FNMA                        8.80      8/01/2021                250,000               264,688
                                                                                                              ----------------
                                                                                                                    2,047,444
                                                                                                              ----------------



                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                               Par                 Value
Security                                                Rate            Maturity              Value              (Note 1A)
---------------------------------------------------   ---------      ---------------      --------------      ----------------

Insured Bonds - 12.6%
---------------------------------------------------
Chelsea MA School District AMBAC                             6.%0      6/15/2002       $        225,000    $          238,781
Chelsea MA School District AMBAC t                           6.00      6/15/2004                750,000               799,688
Holyoke MA FSA                                               6.00      6/15/2007                800,000               840,000
Mass Educational Loan Authority AMBAC t                      5.25      7/01/1999                545,000               554,538
Milford MA AMBAC                                             5.13      12/15/2014               500,000               471,250
New Bedford MA AMBAC                                         6.00      10/15/2005               575,000               612,375
Rockport MA AMBAC                                            6.80      12/15/2003               300,000               326,625
Worcester MA MBIA                                            5.80      8/01/1998                200,000               204,000
                                                                                                              ----------------
                                                                                                                    4,047,257
                                                                                                              ----------------
Lease Revenue - 3.0%
---------------------------------------------------
Puerto Rico Housing Bank Appropriation                       5.13      12/01/2004               250,000               244,063
Puerto Rico Housing Bank Appropriation                       5.13      12/01/2005               750,000               725,625
                                                                                                              ----------------
                                                                                                                      969,688
                                                                                                              ----------------
LOC GIC - 7.2%
---------------------------------------------------
Mass IFA Amesbury LOC: State Street                          5.35      9/01/2000                455,000               461,825
Mass IFA Human Development LOC: Shawmut                      6.25      4/15/2009                805,000               830,156
Mass IFA IBEW LOC: State Street                              5.88      1/01/2005                225,000               229,781
Northborough MA IFA LOC: Bank of Boston                      5.75      9/01/2002                765,000               782,213
                                                                                                              ----------------
                                                                                                                    2,303,975
                                                                                                              ----------------
Revenue Bonds - 27.6%
---------------------------------------------------
Mass HEFA Anna Jaques Hospital                               5.75      10/01/1998               440,000               443,850
Mass HEFA Central New England Health Systems                 5.75      8/01/2003                500,000               462,500
Mass HEFA Charlton Hospital                                  7.00      7/01/2000                300,000               318,375
Mass HEFA Charlton Hospital                                  7.10      7/01/2001                300,000               322,500
Mass HEFA Daughters of Charity Hospital                      5.50      7/01/2004                600,000               615,750
Mass HEFA Melrose Wakefield Hospital                         6.35      7/01/2006                310,000               322,788
Mass HEFA New England Baptist Hospital                       7.30      7/01/2011                715,000               763,263
Mass HEFA Youville Hospital HFA Secured                      6.13      2/15/2015                650,000               662,188
Mass IFA Brooks School                                       5.60      7/01/2005                245,000               251,125
Mass IFA Brooks School                                       5.90      7/01/2013                410,000               412,050
Mass IFA Clark University                                    6.45      7/01/2001                300,000               319,125
Mass IFA Loomis Project                                      6.50      7/01/2002                350,000               356,125
Mass IFA Resource Recovery                                   6.15      7/01/2002              1,000,000             1,035,000
Mass IFA Springfield College                                 4.90      9/15/1999                715,000               711,425
Mass Municipal Wholesale Electric Co Power                   6.38      7/01/2001                300,000               315,750




                     STANDISH, AYER & WOOD INVESTMENT TRUST

            Standish Massachusetts Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                               Par                 Value
Security                                                Rate            Maturity              Value              (Note 1A)
---------------------------------------------------   ---------      ---------------      --------------      ----------------

Mass Water Resource Authority                                5.%5      3/01/2013       $        500,000    $          473,750
Mass Water Resource Authority                                7.25      4/01/2001                200,000               219,750
New England Loan Marketing MA Student Loan                   5.80      3/01/2002                850,000               878,688
                                                                                                              ----------------
                                                                                                                    8,884,002
                                                                                                              ----------------
TOTAL Bonds (Cost $31,052,150)                                                                                     31,330,311
                                                                                                              ----------------

Short-Term Investments - 1.8%
---------------------------------------------------

Short Term - 1.2%
---------------------------------------------------
Mass St Updates                                              3.85     12/1/1997 *               400,000               400,000

Repurchase Agreement - 0.6%
---------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 9/30/96,
5.12% due 10/1/96, to pay $177,763 (Collateralized by
Federal National Mortgage Association, 7.252%, due
4/1/24, market value $181,292) at cost                                                          177,737               177,737
                                                                                                              ----------------

TOTAL Short-Term Investments (Cost $577,737)                                                                          577,737
                                                                                                              ----------------

TOTAL INVESTMENTS  (Cost $31,629,887) - 99.3%                                                                      31,908,048

Other Assets/(Liabilities) - 0.7%                                                                                     228,035
                                                                                                              ----------------

NET ASSETS - 100.0%                                                                                         $      32,136,083
                                                                                                              ================

The following abbreviations are used in this portfolio:

t - Denotes all or part of security pledged as a margin deposit (see Note 7).
* - Date shown reflects actual maturity date. Security puttable on a daily basis.

AMBAC - American Municipal Bond Assurance Corp.                      IBEW - International Brotherhood of Electrical Workers
FSA - Financial Security Association                                 IFA - Industrial Finance Authority
HEFA - Health & Educational Facilities Authority                     LOC - Letter of Credit
HFA - Housing Finance Agency                                         MBIA - Municipal Bond Insurance Association
FNMA - Federal National Mortgage Association




                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                Par                Value
Security                                                  Rate            Maturity             Value             (Note 1A)
-----------------------------------------------------   ---------      ---------------     --------------      ---------------

Bonds - 98.0%
-----------------------------------------------------

General Obligations - 12.2%
-----------------------------------------------------
Cincinnati Public Schools OH                                   6.%5      6/15/2002       $       600,000    $         626,250
Commonwealth of Massachusetts                                  7.50      6/01/2004               500,000              578,750
Commonwealth of Massachusetts                                  3.85      12/01/1997              200,000              200,000
Detroit MI                                                     6.00      4/01/2000               250,000              254,375
District of Columbia                                           5.80      6/01/2004               500,000              490,000
Honolulu HI                                                    5.40      9/27/2007               500,000              500,625
Lawrence MA                                                    5.38      9/15/2005               500,000              503,125
Lowell MA State Qualified                                      7.20      2/15/2000               500,000              535,625
Texas State Tpk Authority ** t                                12.63      1/01/2020               400,000              562,000
                                                                                                               ---------------
                                                                                                                    4,250,750
                                                                                                               ---------------
Housing Revenue - 10.3%
-----------------------------------------------------
CA Housing Authority Summit Medical Center                     5.50      5/01/2005               615,000              628,838
Colorado HEFA Rocky Mountain Adventist Hospital                6.00      2/01/1998               225,000              226,406
Colorado HFA Multi Family Insured Mortgage                     7.90      10/01/2000              225,000              244,688
Florida HFA                                                    0.00      7/15/2016             1,000,000              108,750
Mass HFA                                                       7.60      12/01/2014              400,000              428,500
MI Housing Authority AMBAC                                     5.50      6/01/2018               490,000              490,000
MI Housing Authority AMBAC                                     6.40      4/01/2005               250,000              260,625
New Mexico Mortgage Finance Authority                          5.75      7/01/2014               500,000              505,625
Penn Housing Finance Agency                                    5.35      10/01/2008              500,000              500,000
Texas Dept Housing & Community                                 0.00      3/01/2015               350,000              101,938
Virginia Housing Development Authority                         0.00      11/01/2017              575,000               97,031
                                                                                                               ---------------
                                                                                                                    3,592,401
                                                                                                               ---------------
Insured Bonds - 22.6%
-----------------------------------------------------
Benton County WA School District AMBAC t                       6.70      12/01/2006              580,000              651,775
CA Housing Authority MBIA                                      5.65      8/01/2025               400,000              402,000
Chicago IL O'Hare Airport MBIA                                 6.75      1/01/2006               500,000              555,000
DC Medlantic Hospital MBIA                                     7.00      8/15/2005               500,000              550,000
Denver CO Airport MBIA                                         7.50      11/15/2006              500,000              568,125
District of Columbia FSA                                       5.30      6/01/2004               500,000              501,250

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                Par                Value
Security                                                  Rate            Maturity             Value             (Note 1A)
-----------------------------------------------------   ---------      ---------------     --------------      ---------------

Grand Prairie TX Health AMBAC                                  6.%0      11/01/1999      $       470,000    $         479,988
Greater Detroit Resource Recovery AMBAC                        6.25      12/13/2007              400,000              432,500
Jefferson County OH Asset Guaranty                             6.63      12/01/2005              375,000              391,406
NH HEFA Allegheny Health MBIA                                  6.25      10/01/2008              300,000              305,250
OK Industrial Authority Health System AMBAC                    7.00      8/15/2006               500,000              564,375
Orange County CA Transportation FGIC                           4.80      2/15/2006               500,000              482,500
PA HEFA Allegheny Health MBIA                                  5.50      11/15/2008              405,000              408,544
SD HEFA Mckennan Hosp MBIA                                     6.00      7/01/2007               500,000              527,500
Tucson AZ COP Asset Guaranty                                   6.00      7/01/2004               500,000              520,625
Utah Student Loan AMBAC                                        7.45      11/01/2008              500,000              531,250
                                                                                                               ---------------
                                                                                                                    7,872,088
                                                                                                               ---------------
LOC GIC - 2.2%
-----------------------------------------------------
Emphoria VA IDB LOC: Bank of Boston                            5.80      4/01/2004               200,000              201,612
Emphoria VA IDB LOC: Bank of Boston                            5.80      4/01/2004               130,000              131,160
Northborough MA IFA LOC: Bank of Boston                        5.75      9/01/2002               440,000              449,900
                                                                                                               ---------------
                                                                                                                      782,672
                                                                                                               ---------------
Revenue Bonds - 50.7%
-----------------------------------------------------
Alaska  Industrial Development and Export Authority            5.25      4/01/1998               215,000              216,881
Alaska  Industrial Development and Export Authority            5.50      4/01/2001               500,000              507,500
Alaska  Industrial Development and Export Authority            6.20      4/01/2003               150,000              158,250
Allegheny County PA Industrial Development                     5.30      12/01/1996              500,000              500,340
Battery Park NY Authority Junior Lien                          5.20      11/01/2023              500,000              500,625
Bloomington MN Port Authority FSA                              5.30      2/01/2007             1,000,000            1,011,250
Castle Rock CO Import Authority                                5.75      12/01/2001              500,000              515,625
Dayton Ohio Special Facilities                                 6.05      10/01/2009              500,000              501,250
DC Medlantic Hospital                                          7.00      8/15/2005               500,000              534,375
District of Columbia Redevelopment Agency                      5.63      11/01/2010              495,000              482,006
Eddyville Iowa Pollution Control Revenue                       5.40      10/01/2006              500,000              509,375
Foothills CA Transportation Agency                             0.00      1/01/2007               500,000              310,625
Gateway OH Special Tax                                         7.50      9/01/2005               500,000              537,500
Hot Springs AK Sales & Use                                     4.95      12/01/2008              250,000              248,438
Intermountain Power Agency Utah *                              5.25      7/01/2003               500,000              511,875
Long Beach CA Aquarium                                         5.75      7/01/2005               200,000              196,500







                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996
                                                                                                Par                Value
Security                                                  Rate            Maturity             Value             (Note 1A)
-----------------------------------------------------   ---------      ---------------     --------------      ---------------

Los Angeles CA Building Authority                              5.%0      5/01/2004       $       500,000    $         510,000
Mashantucket CT Pequot                                         6.25      9/01/2003               300,000              306,375
Mass IFA Boston Edison                                         5.75      2/01/2014               500,000              481,875
Mass IFA Loomis Project                                        6.50      7/01/2002               250,000              254,375
Mass IFA Resource Recovery                                     6.15      7/01/2002               150,000              155,250
Met Pier IL                                                    6.25      7/01/2017               300,000              298,875
MT Higher Education                                            5.95      12/01/2012              440,000              444,950
New York Dormitory Authority t                                 5.50      7/01/2003               500,000              510,625
New York Dormitory Authority                                   6.00      7/01/2006               500,000              511,875
New York Med Center Long Island FHA                            6.40      8/15/2014               495,000              512,325
New York Med Center Mercy FHA                                  5.40      8/15/2005               395,000              411,294
New York Med Center Mt. Sinai FHA                              5.95      8/15/2009               235,000              239,113
New York Med Center St. Luke's FHA                             5.60      8/15/2013               465,000              463,253
New York Med Center St. Vincent FHA                            6.13      2/15/2014               515,000              531,738
New York Urban Development Corp.                               6.00      1/01/2004               500,000              516,250
New York Urban Development Corp. t                             6.25      4/01/2002               500,000              523,750
NH Education Auth. Brewster Acadamy                            5.40      6/01/2001               505,000              506,894
NY Metropolitan Tran Authority                                 5.75      7/01/2015               500,000              482,500
OH Development Commission                                      5.45      6/01/1999               200,000              202,250
Orange County CA Recovery                                      5.80      7/01/2016               400,000              399,000
Orange County CA Transportation Sales Tax                      6.00      2/15/2007               500,000              525,625
San Bernadino CA Certificates of Participation                 5.25      8/01/2004               500,000              495,000
Volusia FL HEFA -  Embry Project                               5.50      10/15/2004              400,000              403,500
WA Public Power Supply Project                                 5.30      7/01/2002               500,000              503,125
Weld County Colorado IDA Conagra                               6.75      12/15/2001              200,000              212,750
                                                                                                               ---------------
                                                                                                                   17,644,982
                                                                                                               ---------------
TOTAL Bonds (Cost $33,507,967)                                                                                     34,142,893
                                                                                                               ---------------

Short-Term Investments - 2.6%
-----------------------------------------------------

Short Term - 2.0%
-----------------------------------------------------
Mass St Updates                                                3.85                   12/1/1997 *700,000              700,000








                     STANDISH, AYER & WOOD INVESTMENT TRUST

                   Standish Intermediate Tax Exempt Bond Fund

                            Portfolio of Investments
                               September 30, 1996
                                                                                                Par                Value
Security                                                                                       Value             (Note 1A)
-----------------------------------------------------                                      --------------      ---------------

Repurchase Agreement - 0.6%
-----------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 9/30/96,
5.12% due 10/1/96, to pay $193,476 (Collateralized by
Federal National Mortgage Association, 7.252, due 4/1/24,
market value $197,317) at cost                                                           $       193,448    $         193,448
                                                                                                               ---------------

TOTAL Short-Term Investments (Cost $893,448)                                                                          893,448
                                                                                                               ---------------

TOTAL INVESTMENTS  (Cost $34,401,415) - 100.6%                                                                     35,036,341

Other Assets/(Liabilities) - (0.6%)                                                                                  (193,629)
                                                                                                               ---------------

NET ASSETS - 100.0%                                                                                          $     34,842,712
                                                                                                               ===============


The following abbreviations are used in this portfolio:

t - Denotes all or part of security pledged as a margin deposit (see Note 7).
* - Delayed delivery contract.
** - Prerefunded security.
*** - Date shown reflects actual maturity date.  Security puttable on a daily basis.

AMBAC - American Municipal Bond Assurance Corp.                        HFA - Housing Finance Agency
COP - Certificate of Participation                                     IDA - Industrial Development Authority
FGIC - Financial Guaranty Insurance Co.                                IDB - Industrial Development Bond
FHA - Federal Housing Authority                                        IFA -  Industrial Finance Authority
FSA - Financial Security Association                                   LOC - Letter of Credit
HEFA - Health & Educational Facilities Authority                       MBIA - Municipal Bond Insurance Association



                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Common Stock - 97.5%
-----------------------------------------------------

Basic Industry - 3.5%
-----------------------------------------------------
Hughes Supply Inc.                                                                         2,400    $          88,800
Intertape Polymer Group Inc.                                                               3,700               82,788
OM Group Inc.                                                                              1,800               68,400
                                                                                                      ----------------
                                                                                                              239,988
                                                                                                      ----------------
Capital Goods - 2.7%
-----------------------------------------------------
BE Aerospace Inc. *                                                                        4,900              101,063
Ultrak Inc. *                                                                              3,000               82,500
                                                                                                      ----------------
                                                                                                              183,563
                                                                                                      ----------------
Consumer Cyclical - 4.6%
-----------------------------------------------------
Cannondale Corp. *                                                                         2,000               46,500
Custom Chrome Inc. *                                                                       3,700               67,988
Donna Karan International Inc. *                                                           3,000               68,625
Golden Bear Golf Inc. *                                                                    2,600               51,350
ITI Technologies Inc. *                                                                    2,400               84,600
                                                                                                      ----------------
                                                                                                              319,063
                                                                                                      ----------------
Consumer Stable - 6.3%
-----------------------------------------------------
Arbor Drug Inc.                                                                            2,600               56,550
Atlantic Coast Airlines Inc. *                                                             4,700               55,225
Garden Ridge Corp. *                                                                       3,400               58,225
Midwest Express Holdings *                                                                 2,000               59,750
Opta Food Ingredients Inc. *                                                               3,800               34,200
Performance Food Group Co. *                                                               4,750               78,375
Robert Mondavi Corp. *                                                                     2,900               94,975
                                                                                                      ----------------
                                                                                                              437,300
                                                                                                      ----------------
Financial - 4.9%
-----------------------------------------------------
American Travellers Corp. *                                                                2,900               96,063
Inphynet Medical Management Inc. *                                                         2,300               41,975
Olympic Financial Inc. *                                                                   3,300               81,263
S&P 400 Mid-Cap Depository Receipt                                                         1,000               47,953
Texas Regional Bancshares                                                                  2,400               69,000
                                                                                                      ----------------
                                                                                                              336,254
                                                                                                      ----------------


                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996
                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Health Care - 27.8%
-----------------------------------------------------
Agouron Pharmaceuticals Inc. *                                                             2,300    $         100,338
Arbor Health Care Company *                                                                3,300               77,138
Arris Pharmaceutical Corp. *                                                               3,500               49,438
Ballard Medical Products                                                                   3,800               74,100
Chirex Inc. *                                                                              5,200               67,600
Conmed Corp. *                                                                             4,000               72,000
Corvel Corp. *                                                                             2,700               82,013
Dura Pharmaceuticals Inc. *                                                                1,500               55,313
Emcare Holdings Inc. *                                                                     2,600               70,200
FPA Medical Management Inc. *                                                              1,700               44,838
Fuisz Technologies Ltd. *                                                                  3,100               40,300
Genesis Health Ventures Inc. *                                                             2,600               73,125
Healthplan Services Corp. *                                                                3,400               74,375
Horizon Mental Health Management *                                                         2,800               69,300
Impath Inc. *                                                                              2,900               35,525
Innotech Inc. *                                                                            3,500               35,438
Martek Biosciences *                                                                       2,500               62,500
Medarex Inc. *                                                                             7,000               56,875
Medcath Inc. *                                                                             3,400               57,800
Medquist Inc. *                                                                            3,000               60,750
Myriad Genetics Inc. *                                                                     2,000               51,000
National Surgery Centers *                                                                 2,200               61,600
Natures Sunshine Products Inc.                                                             3,500               61,250
Occusystems Inc. *                                                                         1,500               45,000
Pharmaceutical Product Development *                                                       1,900               51,300
Possis Medical Inc. *                                                                      3,100               55,025
Protocol Systems Inc. *                                                                    3,100               51,538
Rochester Medical Corp. *                                                                  3,400               56,525
Rural/Metro Corp. *                                                                        1,900               69,350
United Dental Care Inc. *                                                                  2,000               72,250
Vertex Pharmaceuticals Inc. *                                                              2,800               82,600
                                                                                                      ----------------
                                                                                                            1,916,404
                                                                                                      ----------------







                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996
                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Services - 26.2%
-----------------------------------------------------
Air Express International Corp.                                                            2,500    $          70,625
Alternative Resources Corp. *                                                              1,400               39,375
Analysts International Corp.                                                               1,200               55,200
Applied Graphics Technology *                                                              3,900               58,013
Barrett Business Services Inc. *                                                           3,700               59,200
BET Holdings Inc. *                                                                        3,000               86,250
Central Parking Corp.                                                                      2,350               76,375
Coach USA Inc. *                                                                           3,300               88,275
Computer Task Group Inc.                                                                   2,300               71,588
Continental Waste Industries Inc. *                                                        1,600               35,800
Cotelligent Group Inc. *                                                                   2,300               36,225
Data Processing Resources Corp. *                                                          3,400               74,800
Emmis Broadcasting Corp. *                                                                 1,800               83,250
Evergreen Media Corp. *                                                                    1,650               51,563
LCC International Inc. *                                                                   1,800               32,850
Logan's Roadhouse Inc. *                                                                   2,600               52,325
May & Speh *                                                                               3,900               78,000
Natural Microsystems Corp. *                                                                 600               28,875
Newpark Resources Inc. *                                                                   2,700               98,213
Norrell Corp.                                                                              1,600               50,400
Oacis Healthcare Holdings *                                                                3,100               37,975
On Assignment Inc. *                                                                       1,800               61,650
Pacific Gateway Exchange Inc. *                                                            2,100               61,950
Personnel Group of America Inc. *                                                          3,200               83,200
Prepaid Legal Services Inc. *                                                              3,200               41,200
Remedy Temp Inc. *                                                                         2,000               42,500
Right Management Consultants *                                                             2,800               67,900
Scandinavian Broadcast Systems Corp. *                                                     3,700               83,250
Scientific Games Holdings Corp. *                                                          2,800               58,450
Techforce Corp. *                                                                          5,700               42,038
                                                                                                      ----------------
                                                                                                            1,807,315
                                                                                                      ----------------





                     STANDISH, AYER & WOOD INVESTMENT TRUST

                  Standish Small Cap Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Technology - 21.5%
-----------------------------------------------------
Advanced Technology Material *                                                             3,900    $          52,650
Affiliated Computer Services Inc. *                                                          900               52,875
Applix Inc. *                                                                              2,700               70,875
Aspen Technologies Inc. *                                                                    700               47,425
Black Box Corp. *                                                                          2,300               75,900
CCC Information Services Group *                                                           3,200               67,200
Computer Horizons Corp. *                                                                  1,900               54,150
Cymer Inc. *                                                                               2,000               35,500
Datastream Systems Inc. *                                                                  1,200               36,300
Dupont Photomasks Inc. *                                                                   1,800               50,400
Etec Systems Inc. *                                                                        1,100               37,400
Gensym Corp. *                                                                             1,900               41,325
Harbinger Corp. *                                                                          1,100               27,500
Indus Group Inc. *                                                                         3,500               70,000
Intelligroup Inc. *                                                                        4,000               55,500
Lecroy Corp. *                                                                             2,600               67,600
MDL Information Systems *                                                                  2,000               63,250
Nichols Research Corp. *                                                                   2,600               77,350
P-Com Inc. *                                                                               1,800               44,550
Perceptron Inc. *                                                                          1,700               42,925
Periphonics Corp. *                                                                        1,300               50,691
Photronics Inc. *                                                                          2,000               62,000
Project Software & Development *                                                           1,500               63,375
Sanmina Corp. *                                                                            1,600               64,400
TCSI Corp. *                                                                               5,500               72,875
Ultradata Corp. *                                                                          4,500               27,563
Videoserver Inc. *                                                                         2,000               69,500
                                                                                                      ----------------
                                                                                                            1,481,079
                                                                                                      ----------------

TOTAL INVESTMENTS  (Cost $6,361,949) - 97.5%                                                                6,720,966

Other Assets/(Liabilities) - 2.5%                                                                             174,901
                                                                                                      ----------------

NET ASSETS - 100.0%                                                                                 $       6,895,867
                                                                                                      ================

* Non-income producing security.






                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       Standish Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Common Stock - 97.9%
-----------------------------------------------------

Basic Industry - 5.1%
-----------------------------------------------------
CSX Corp.                                                                                    400    $          20,200
Morton International Inc.                                                                  1,800               71,550
Norfolk Southern Corp.                                                                       300               27,413
Praxair, Inc                                                                                 600               25,800
                                                                                                      ----------------
                                                                                                              144,963
                                                                                                      ----------------
Capital Goods - 15.8%
-----------------------------------------------------
Crane Company                                                                              1,600               71,000
Deere & Co.                                                                                1,500               63,000
Dover Corp.                                                                                1,000               47,750
Harris Corp. Inc.                                                                          1,100               71,638
Rockwell International Corp.                                                               1,000               56,375
Textron Inc.                                                                                 800               68,000
United Technologies Corp.                                                                    600               72,075
                                                                                                      ----------------
                                                                                                              449,838
                                                                                                      ----------------
Consumer Cyclical - 12.2%
-----------------------------------------------------
Carnival Corp.                                                                             2,000               62,000
Clayton Homes                                                                              2,600               57,200
Consolidated Stores Corp. *                                                                  700               28,000
Jones Apparel Group Inc. *                                                                   600               38,250
Leggett & Platt Inc.                                                                       2,200               64,625
Pier 1 Imports Inc.                                                                        2,600               41,925
Waban Inc. *                                                                               2,400               54,900
                                                                                                      ----------------
                                                                                                              346,900
                                                                                                      ----------------
Consumer Stable - 10.0%
-----------------------------------------------------
General Nutrition Companies *                                                              2,000               35,125
Kroger Co. *                                                                                 700               31,325
Media General Inc.                                                                         1,500               47,250
Philip Morris Companies Inc.                                                                 350               31,413
Richfood Holdings Inc.                                                                     1,300               48,425
Wallace Computer Services                                                                  2,300               64,975
Wendys International Inc.                                                                  1,200               25,800
                                                                                                      ----------------
                                                                                                              284,313
                                                                                                      ----------------





                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       Standish Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996


                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Energy - 9.2%
-----------------------------------------------------
Amoco Corp.                                                                                  800    $          56,400
British Petroleum PLC                                                                        608               76,000
Mobil Corp.                                                                                  600               69,450
Texaco Inc.                                                                                  650               59,800
                                                                                                      ----------------
                                                                                                              261,650
                                                                                                      ----------------
Financial - 17.5%
-----------------------------------------------------
Advanta Corp.                                                                                700               32,195
American Bankers Insurance Group                                                           1,300               65,000
American Travellers Corp. *                                                                1,775               58,797
Bank of Boston Corp.                                                                         700               40,513
BankAmerica Corp.                                                                            700               57,488
Chase Manhattan Corp.                                                                        700               56,088
Federal National Mortgage Association                                                      1,400               48,825
First USA Inc.                                                                               400               22,150
Northern Trust                                                                               700               46,025
Reliastar Financial Corp.                                                                  1,500               71,250
                                                                                                      ----------------
                                                                                                              498,331
                                                                                                      ----------------
Health Care - 10.5%
-----------------------------------------------------
Abbott Laboratories                                                                        1,100               54,175
Bristol-Myers Squibb Co.                                                                     600               57,825
Columbia/HCA Healthcare Corp.                                                                900               51,188
Schering-Plough Corp.                                                                        900               55,350
Sofamor/Danek Group, Inc. *                                                                1,000               30,875
Watson Pharmaceutical Inc. *                                                               1,300               48,750
                                                                                                      ----------------
                                                                                                              298,163
                                                                                                      ----------------
Real Estate Investment Trust - 4.0%
-----------------------------------------------------
Macerich Company (The)                                                                     1,500               33,563
Merry Land & Investment Co.                                                                1,300               27,788
Patriot American Hospitality                                                                 400               13,450
Starwood Lodging Trust                                                                       900               37,688
                                                                                                      ----------------
                                                                                                              112,489
                                                                                                      ----------------











                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       Standish Tax-Sensitive Equity Fund

                            Portfolio of Investments
                               September 30, 1996

                                                                                                           Value
Security                                                                              Shares             (Note 1A)
-----------------------------------------------------                             ---------------   ------------------

Technology - 12.1%
-----------------------------------------------------
Adaptec Inc. *                                                                             1,000               60,000
Compaq Computer *                                                                          1,000               64,125
Hewlett-Packard Company                                                                      800               39,000
Intel Corp.                                                                                  700               66,806
International Business Machine                                                               400               49,800
Varian Associates Inc.                                                                     1,300               62,400
                                                                                                      ----------------
                                                                                                              342,131
                                                                                                      ----------------
Utilities - 1.5%
-----------------------------------------------------
FPL Group Inc.                                                                             1,000               43,250
                                                                                                      ----------------


TOTAL INVESTMENTS  (Cost $2,468,754) - 97.9%                                                                2,782,028

Other Assets/(Liabilities) - 2.1%                                                                              60,914
                                                                                                      ----------------

NET ASSETS - 100.0%                                                                                 $       2,842,942
                                                                                                      ================

* Non-income producing security.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         Notes to Financial Statements


(1).....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund
         (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity
         Fund) and  Standish  Tax-Sensitive  Equity Fund  (Tax-Sensitive  Equity
         Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds"). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A...Investment security valuations--
         Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale prices or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by a Fund are valued on an amortized cost basis. If a Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B...Repurchase agreements--
         It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by each Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D...Federal taxes--
         As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax
         Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (collectively the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends.

         At September 30, 1996, the following Funds, for federal income tax purposes, had capital loss carryovers as follows:

                                                                               Expiration Date September 30,
                                                           -------------------------------------------------------
                                                             2002           2003           2004           Total
                                                           ----------     ----------     ----------     ----------
Massachusetts Intermediate Tax Exempt Bond Fund          $   375,094    $   178,890    $     -----    $   553,984
Small Cap Tax-Sensitive Equity Fund                            -----          -----    $   240,551    $   240,551
Tax-Sensitive Equity Fund                                      -----          -----    $    21,876    $    21,876

         Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

     E...Deferred organization expense--
         Costs associated with the Funds' organization and initial registration are being amortized, on a straight-line basis, through October, 1997 for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund and through December, 2000 for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund.

     F...Change in fiscal year end--
         The Board of Trustees voted on February 9, 1996 to change the fiscal year end of the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund from December 31 to September
         30.

(2).....Distributions to Shareholders:

         Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually for all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.Distributions are recorded on the ex-dividend date.
         Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

(3).....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: .40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, .60% for the Small Cap Tax-Sensitive Equity Fund and .50% for the Tax-Sensitive Equity Fund. SA&W has agreed that the total Fund operating expenses for any fiscal year will not exceed 0.65% of the Fund's average daily net assets for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, .90% for the Small Cap Tax-Sensitive Equity Fund and 1.00% for the Tax-Sensitive Equity Fund. For the period ended September 30, 1996 and the year ended December 31, 1995, SA&W voluntarily did not impose $20,375 and $21,818, respectively, of its advisory fee to the Massachusetts Intermediate Tax Exempt Bond Fund and $41,685 and $38,426, respectively, to the Intermediate Tax Exempt Bond Fund, which are reflected as reductions of expenses in the respective Statements of Operations. For the period ended September 30, 1996, SA&W voluntarily did not impose its investment advisory fees of $13,510 and $6,161 and reimbursed operating expenses of $64,052 and $57,444 for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund, respectively. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. The Funds pay no compensation directly to the Trust's Trustees who are affiliated with SA&W nor to its officers, all of whom receive remuneration for their services to the Funds from SA&W. Certain of the trustees and officers of the trust are directors or officers of SA&W.

4)......Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                          Period Ending               For the Year Ended
                                                                          September 30, 1996          December 31, 1995
                                                           ------------------------------------------------------------------
                                                            Purchases           Sales           Purchases          Sales
                                                           -------------    --------------    --------------    -------------
Massachusetts Intermediate Tax Exempt Bond Fund         $    11,013,527  $     11,159,395  $     26,333,975  $    23,520,553
                                                           =============    ==============    ==============    =============
Intermediate Tax Exempt Bond Fund                       $    16,279,361  $     14,065,880  $     50,986,883  $    40,572,529
                                                           =============    ==============    ==============    =============
Small Cap Tax-Sensitive Equity Fund                     $     8,506,998  $      1,856,009
                                                           =============    ==============
Tax-Sensitive Equity Fund                               $     2,783,277  $        293,127
                                                           =============    ==============


5)......Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Funds' shares were as follows:


                                                                         Period Ended (a)     Year Ended         Year Ended
                                                                        September 30, 1996 December 31, 1995  December 31, 1994
                                                                         ---------------- ---------------- -------------------
Massachusetts Intermediate Tax Exempt Bond Fund
Shares sold                                                                      379,843         534,346         500,726
Shares issued to shareholders in payment of distributions declared                17,163          18,097           9,020
Shares redeemed                                                                 (388,723)       (423,607)       (479,585)
                                                                         ---------------- --------------- ---------------
Net increase                                                                       8,283         128,836          30,161
                                                                         ================ =============== ===============

Intermediate Tax Exempt Bond Fund
Shares sold                                                                      524,041         821,564         612,015
Shares issued to shareholders in payment of distributions declared                20,313          15,149          11,043
Shares redeemed                                                                 (430,546)       (331,012)       (392,041)
                                                                         ---------------- --------------- ---------------
Net increase                                                                     113,808         505,701         231,017
                                                                         ================ =============== ===============

Small Cap Tax-Sensitive Equity Fund
Shares sold                                                                      292,713
Shares issued to shareholders in payment of distributions declared                   119
Shares redeemed                                                                     (268)
                                                                         ----------------
Net increase                                                                     292,564
                                                                         ================

Tax-Sensitive Equity Fund
Shares sold                                                                      120,464
Shares issued to shareholders in payment of distributions declared                   660
Shares redeemed                                                                     (678)
                                                                         ----------------
Net increase                                                                     120,446
                                                                         ================



        (a) For the nine months ended September 30, 1996, for the Bond Funds and for the period from January 2, 1996, commencement of investment operations, to September 30, 1996, for the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund.


         At September 30, 1996, the Massachusetts Intermediate Tax Exempt Bond Fund and the Small Cap Tax-Sensitive Equity Fund each had a shareholder of record owning approximately 41% and 20% of the respective Funds' outstanding voting shares.

(6).....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1996, as computed on a federal income tax basis, were as follows:

                                                                                                                    Net
                                                                          Gross                Gross            Unrealized
                                                      Aggregate         Unrealized           Unrealized         Appreciation
                                                         Cost          Appreciation         Depreciation       (Depreciation)
                                                     -------------    ----------------     ----------------    ----------------
Massachusetts Intermediate Tax Exempt Bond Fund   $    31,629,887   $         430,367    $        (152,206)  $        278,161

Intermediate Tax Exempt Bond Fund                 $    34,401,415   $         713,234    $         (78,308)  $        634,926

Small Cap Tax-Sensitive Equity Fund               $     6,410,438   $         588,568    $        (278,040)  $        310,528

Tax-Sensitive Equity Fund                         $     2,468,754   $         324,877    $         (11,603)  $        313,274



(7).....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Funds' Prospectuses and Statements of Additional Information. The Funds may trade the following financial instruments with off balance sheet risk:

         Futures contracts--
         The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in security prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies.

         At September 30, 1996, the Massachusetts Intermediate Tax Exempt Bond Fund held the following futures contracts:


                  Contract                      Position    Expiration Date    Underlying Face    Unrealized
                                                                               Amount at Value    Gain/(Loss)
---------------------------------------------  -----------  -----------------  ----------------  -----------------
Municipal Bond (5 contracts)                      Long        12/19/96       $       569,688    $        17,763
5 year U.S. Treasury Note (7 contracts)           Long        12/31/96               739,156              5,946
10 year U.S. Treasury Note (6 contracts)          Long        12/31/96               643,688             10,065
                                                                               --------------     --------------
                                                                             $     1,952,532    $        33,774
                                                                               ==============     ==============

         At September 30, 1996, the Intermediate Tax Exempt Bond Fund held the following futures contracts:

                  Contract                      Position    Expiration Date    Underlying Face    Unrealized
                                                                               Amount at Value    Gain/(Loss)
---------------------------------------------  -----------  -----------------  ----------------  -----------------
5 year U.S. Treasury Note (5 contracts)           Long        12/31/96       $       527,969    $         4,247
10 year U.S. Treasury Note (3 contracts)          Long        12/31/96               321,844              5,033
                                                                               --------------     --------------
                                                                             $       849,813    $         9,280
                                                                               ==============     ==============


         At September 30, 1996,  the Bond Funds had segregated  sufficient  cash
         and/or   securities  to  cover  margin   requirements  on  open  future
         contracts.

         At September 30, 1996, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund had no open futures contracts.

         Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

(8).....Delayed Delivery Transactions:

         The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

         At September 30, 1996, the Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions.

       Type                     Security            Settlement Date     Amount
---------------   -------------------------------- ----------------- -----------
      Buy         Intermountain Power Agency Utah      10/4/96         $507,035


 ........Federal Income Tax Information (Unaudited)

         Of the distributions paid by the Bond Funds from net investment income for the nine months ended September 30, 1996, amounts that were tax exempt for Federal income tax purposes are as follows:

         Massachusetts Intermediate Tax Exempt Bond Fund       $1,074,416
         Intermediate Tax Exempt Bond Fund                     $1,211,455

                         Report of Independent Accountants


To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

We have audited the accompanying statements of assets and liabilities of the Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund, including the schedule of portfolio investments as of September 30, 1996 and the related statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996 (start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund; changes in net assets for the nine months ended September 30, 1996 and the two years in the period ended December 31, 1995 for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996 (start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund; and the financial highlights for the nine months ended September 30, 1996 and the three years in the period ended December 31, 1995 for Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996 (start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 2, 1992 (start of business) to December 31, 1992, presented herein for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund as of September 30, 1996; the results of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996 (start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund; and the changes in net assets for the nine months ended September 30, 1996 and the two years in the period ended December 31, 1995 for the Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996
(start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund; and the financial highlights for the nine months ended September 30, 1996, and the three years in the period ended December 31, 1995, for Standish Massachusetts Intermediate Tax Exempt Bond Fund and the Standish Intermediate Tax Exempt Bond Fund, and for the period from January 2, 1996 (start of business) to September 30, 1996 for the Standish Small Cap Tax-Sensitive Equity Fund and the Standish Tax-Sensitive Equity Fund, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 19, 1996